Long Term Debt	12 Months Ended
Dec. 31, 2018
Long Term Debt
Long Term Debt

11. Long‑Term Debt

Long‑term debt consisted of the following as of:

		December 31,
	Maturity Date	2017	2018
Pacific Western Bank notes - LSA		$9,069,463	$—
Pacific Western Bank note - A&R LSA	October 25, 2022	—	10,802,355
UNC Promissory Note	December 31, 2018	2,257,684	—
Convertible notes, net of discounts	December 31, 2018	9,837,984	—
CSC build-to-suit equipment financing, net of discount	February 28, 2021	—	1,142,194
Less current portion		(15,608,349)	(316,906)
Long-term debt, less current portion		$5,556,782	$11,627,643

Pacific Western Bank

In January 2016 and October 2016, the Company entered into a Loan and Security Agreement (“LSA”) and an amendment, respectively, with Pacific Western Bank (“Pacific Western”). The LSA provided that the Company may borrow up to $10.0 million three tranches of a term loan (“Term Loan”) to supplement working capital and finance facility expansion and capital equipment purchases. The Term Loan was collateralized by a lien on all assets of the Company that are not otherwise encumbered, including a negative pledge on intellectual property prohibiting its sale without Pacific Western’s consent. Amounts borrowed under the Term Loan could be repaid at any time without penalty or premium. The Term Loan was interest‑only through July 6, 2017, followed by an amortization period of 30 months of equal monthly payments of principal plus interest, beginning on August 6, 2017 and continuing on the same day of each month thereafter until paid in full. Any amounts borrowed under the Term Loan bore interest at 3.75% during the initial 18‑month interest‑only period. Following the interest‑only period, the interest rate increased to 5.00%, which was to be fixed for the duration of the Term Loan. Subsequent to the Company closing its IPO, on August 6, 2018 the Company paid Pacific Western a liquidity event success fee of $400,000, which was recorded as Interest Expense in the accompanying Statement of Operations and Comprehensive Loss.

In early 2017, the Company breached a covenant in the LSA with Pacific Western Bank by failing to set mutually agreeable financial or milestone covenants on or before January 30, 2017. On March 30, 2017, pursuant to a Fourth Amendment to the LSA entered into between the Company and Pacific Western, Pacific Western waived the breach of this covenant and the covenant remains in effect.

In October 2017, the Company breached a covenant in its LSA with Pacific Western by failing to maintain minimum levels of cash. On November 30, 2017, pursuant to the Eighth Amendment to the LSA, Pacific Western waived the breach of this covenant and amended the LSA to require the Company to maintain a cash balance of at least $2.5 million monitored daily, from November 30, 2017 until the Company receives at least $12.0 million from the issuance of equity instruments by December 31, 2017. The Company was in breach of this covenant as of December 31, 2017. In February 2018, Pacific Western waived the breach of this covenant as a result of the Company receiving equity financing in excess of the requirement.

On March 29, 2018, the Company and Pacific Western executed the Ninth Amendment to the LSA (the “Ninth Amendment”). With the Ninth Amendment, new covenants were enacted requiring the Company to (1) at all times maintain a balance of cash at Pacific Western of at least $8.0 million, an increase of $5.5 million from its prior cash balance covenant, and (2) not observe any materially adverse data from its LIQ861 Phase 3 study on or before December 31, 2018. Pursuant to this Ninth Amendment, the interest-only period for the Tranche I loan was amended to include the period from January 7, 2018 to July 6, 2018, and the interest-only period for the Tranche II and Tranche III loans was amended to include the period from January 13, 2018 to July 12, 2018. Prior to executing the amendment, the Company had made principal payments of $0.6 million inside of the defined interest-only period, which were subsequently refunded on the same day. All amendments to the Pacific Western LSA were accounted for as a modification.

On October 26, 2018, the Company and Pacific Western entered into an Amended and Restated Loan and Security Agreement (the “A&R LSA”) in which the Company received an initial tranche of $11.0 million to extinguish its existing debt of $8.0 million under the LSA, repay in full the $1.8 million in outstanding indebtedness under the UNC Promissory Note (as described below) and for general corporate purposes. The indebtedness under the A&R LSA bears interest at the greater of the Prime rate or 5% and has a four-year term and maturity. The A&R LSA provides for access to a second tranche of up to $5.0 million available to be drawn at our option through June 30, 2019 upon the full enrollment of the LIQ861 Phase 3 clinical trial, provided that we have not observed any materially adverse data through the two-week endpoint. Both tranches require payments of interest-only through December 31, 2019, which interest-only period can be extended by six months if the Company closes on at least $40.0 million in new financing from either equity sales or licensing activities by October 31, 2019 (the “Financing Condition”). As a result of this refinancing, the Company recorded a gain of $0.1 million in accordance with ASC 470-50, Debt – Modifications and Extinguishments.

The A&R LSA carries a one-time success fee tiered by tranche totaling between $187,000 and $375,000 depending upon whether the Financing Condition is met, and a prepayment penalty of 1% to 2% for the first 24 months of the drawn tranche. The minimum cash covenant is $8.5 million, which can be reduced to $6 million in the event the Financing Condition is met and the Company has publicly disclosed its safety data analysis for LIQ861 with no materially adverse data observed. Pacific Western maintains a blanket lien on all assets excluding intellectual property, for which it has been provided a negative pledge. Pursuant to the A&R LSA, the Company is also obligated to comply with various other customary covenants, including, among other things, restrictions on its ability to dispose of assets, replace or suffer the departure of the CEO or CFO without delivering ten days’ prior written notification to Pacific Western, suffer a change on the Board of Directors which would result in the failure of at least one partner of either New Enterprise Associates or Canaan Partners or their respective affiliates to serve as a voting member in each case without having used best efforts to deliver at least 15 days’ prior written notification to Pacific Western, make acquisitions, be acquired, incur indebtedness, grant liens, make distributions to its stockholders, make investments, enter into certain transactions with affiliates or pay down subordinated debt, subject to specified exceptions.

CSC Build-To-Suit Equipment Financing

See Note 7 for further discussion of the background of the equipment financing (“CSC Financing”). The CSC Financing has a term of three years with equal monthly payments that by themselves imply an interest rate equal to approximately 5.4% per annum. The effective interest rate is 14.9%. The CSC Financing is collateralized by a lien on the related build-to-suit equipment and includes an option to purchase the build-to-suit equipment at maturity at an amount equal to the lesser of fair market value or 23% of the initial financed amount.

UNC Promissory Note

In September 2012, the Company issued an unsecured promissory note with principal amount of $0.6 million as a sublicense fee to UNC, with principal and interest due in full on September 1, 2016, bearing an interest rate equal to the one‑year LIBOR plus 2%, compounding annually or the UNC Promissory Note. In June 2016, the Company (as licensee) negotiated modifications to its license agreement with UNC in exchange for an increase of $1.5 million to the note payable and extension of the maturity to December 31, 2017. As the Company had previously recorded a contingent liability of $1.5 million related to this license, the increase to the note payable was recorded as a reduction to the accrued expense balance at this time. In addition, the initial note of $0.6 million plus accrued interest were extended under the same terms. The combined note payable interest rate was increased by 1%. In December 2017, the Company executed an amendment to the UNC Promissory Note that extended the maturity date of the promissory note from December 31, 2017 to June 30, 2018. All other terms and conditions of the Letter Agreement continue in force through the new maturity date. In June 2018, the Company executed an amendment to the UNC Promissory Note that extended the maturity date of the promissory note from June 30, 2018 to December 31, 2018 with the potential for acceleration depending on the proceeds of the IPO. All other terms and conditions of the Letter Agreement were to continue in force through the new maturity date. All such amendments to the UNC Promissory Note were accounted for as a modification. On August 2, 2018, the Company made a payment of $600,000 to UNC. The Company repaid the entire balance outstanding plus accrued interest pursuant to the closing of the A&R LSA with Pacific Western in October 2018. The balance of the promissory note at December 31, 2017 and 2018 was $2,257,684 and $0, respectively.

Convertible Notes

In January and February 2017, the Company issued an aggregate of $11.8 million in principal of convertible promissory notes (the “January and February Notes”). The January and February Notes were accompanied by warrants to purchase of up to 25% of the aggregate principal amounts of the notes, equal to 3,698,128 shares of Series D. The January and February Notes were scheduled to mature on December 31, 2018, as amended, and bore interest at eight percent (8%) per annum. Interest was earned daily and computed on the actual number of days elapsed until all the amounts under the notes had been paid in full. All unpaid principal and all accrued, but unpaid interest of each investor’s note was due and payable on demand at the request of the investor at any time after December 31, 2018. In addition, upon the consummation of an asset sale, acquisition, or IPO, as defined, the investors may have elected to accelerate the repayment of the note or convert into common stock or Series C‑1 based on various scenarios.

Singapore IPO

Upon the consummation of an IPO of the Company’s capital stock registered on the Singapore Exchange Securities Trading Limited (a “Singapore IPO”) after August 1, 2017, the holders had the right to elect to (i) receive payment from the Company equal to the outstanding principal plus all accrued but unpaid interest or (ii) convert the outstanding principal and accrued but unpaid interest into such shares of the Company’s capital stock at a price per share that was equal to 70% of the price per share paid by the purchasers of such shares in such IPO.

Domestic IPO

Upon the consummation of an IPO of the Company’s Common Stock registered under the Securities Act of 1933, after which such Common Stock is listed for trading on a United States national securities exchange (a “Domestic IPO”), the holders had the right to elect to (i) receive payment from the Company equal to the outstanding principal plus accrued but unpaid interest or (ii) convert all outstanding principal and accrued but unpaid interest into shares of the Company’s Common Stock at a price per share that was equal to 75% of the price per share paid by the purchasers of the shares in such IPO.

Automatic Conversion upon Qualified Financing

The principal and accrued but unpaid interest would have automatically converted into shares of Preferred Stock issued in a Qualified Financing, as defined. The number of shares of Preferred Stock issued would have been equal to the quotient of (i) the principal amount plus accrued but unpaid interest and (ii) 75% of the lowest price per share paid by investors participating in the Qualified Financing. If a Qualified Financing had not occurred prior to December 31, 2017, the holders of the notes had the right to elect to convert the outstanding principal plus accrued but unpaid interest into shares of the Company’s Series C-1 at $0.59808 per share. The holders did not exercise this right.

Conversion upon Non-qualified Financing

The holders may elect to convert the outstanding principal and accrued but unpaid interest on the notes into any shares of the Company’s capital stock that are issued in any financing transaction other than a Qualified Financing, a Domestic IPO or a Singapore IPO (a “Non-qualified Financing”). The number of shares issued would have been equal to the quotient of (i) the sum of the principal amount plus accrued but unpaid interest and (ii) 75% of the lowest price per share paid by investors participating in the Non-qualified Financing.

Strategic Transaction

Upon the consummation of an asset sale of all or substantially all of the Company’s assets or an acquisition, merger or change in control (a “Strategic Transaction”), the holders of the notes had the right to elect to (i) receive a payment from the Company equal to the sum of (1) 200% of the then outstanding principal and (2) accrued but unpaid interest or (ii) convert the outstanding principal and accrued but unpaid interest into shares of the Company’s Series C-1 at $0.59808 per share.

Additionally, upon the occurrence of certain Events of Default, as defined in the notes, each investor may have elected to accelerate the repayment of all unpaid principal and accrued interest under each note and the notes provide for automatic redemption upon the occurrence of certain bankruptcy related Events of Default, as defined in the notes.

In July 2017, the Company entered into a series of unsecured convertible note agreements of $10.4 million in the aggregate (the “July Notes”). The July Notes bore interest at a rate of 8% per annum with a scheduled maturity date of December 31, 2018. In conjunction with this financing, the Company also entered into a commitment with an advisor in the form of a convertible note amounting to $0.4 million with terms similar to the related transaction. The July Notes were not accompanied by warrants. Principal plus accrued interest were convertible into either preferred or common stock at the time of a qualified financing, as defined in the July Notes, at a discount to the share price, depending on the type of financing similar to the January and February Notes. Conversion discounts on these convertible notes were largely similar to the January and February Notes except that the discount for a Singapore and Domestic IPO were both 50%.

In November 2017, the Company issued a series of unsecured subordinated convertible notes with an aggregate principal amount of $5.2 million to new and existing investors (the “November Notes”). The November Notes bore interest at a rate of 8% per annum with a scheduled maturity date of December 31, 2018. Principal plus accrued interest were convertible into either preferred or common stock at the time of a qualified financing, as defined in the November Notes, at a discount to the share price, depending on the type of financing. In conjunction with this financing, the Company also incurred fees of $0.4 million. The November Notes were not accompanied by warrants. Conversion discounts on these convertible notes were largely similar to the July Notes except that there was no discount upon mandatory conversion into a private financing round. In addition, at maturity, the November Notes (principal plus accrued but unpaid interest) would have converted into shares of the Company’s Series C-1 at $0.72877 per share.

Accounting for Convertible Notes

The Company accounts for debt as liabilities measured at amortized cost and amortizes the resulting debt discount from allocation of proceeds to interest expense using the straight‑line method over the expected term of the notes pursuant to ASC 835, Interest (ASC 835).

In connection with the issuance of the convertible notes and warrants, the Company recorded discounts equal to the full amount of each series of notes based on an allocation of proceeds to the warrants, an allocation to bifurcated derivatives which consist of a contingent put option upon a change of control or acceleration upon event of default and a contingent call option upon a change of control included in the notes, and a beneficial conversion feature, before issuance costs, based on the difference between the fair value of the underlying common stock at the commitment date of each note transaction and the effective conversion price of the notes, as limited by the proceeds allocated to the notes. Since the initial carrying value of all three series of convertible notes was $0, the combined debt issuance costs of $1,397,624 were charged to Interest Expense. See Note 2 for discussion of the Company’s policies for accounting for convertible instruments with detachable liability‑classified warrants.

The following is a summary of the liability component of Convertible Notes as of December 31, 2017:

	February	July	November
	Notes	Notes	Notes	Total
Principal amount of Convertible Notes	$11,796,168	$10,442,356	$5,150,000	$27,388,524
Unamortized discount on the notes	(5,504,878)	(7,291,816)	(4,753,846)	(17,550,540)
	$6,291,290	$3,150,540	$396,154	$9,837,984

In February 2018, the Company received proceeds of $25.6 million in exchange for the corresponding sale of shares of Series D at a price per share of $0.59808. In addition, all outstanding convertible notes, plus accrued interest, totaling $28.9 million, were converted into Series D at the same price per share. The unamortized balances of the discounts on convertible notes of $17.6 million were then amortized to interest expense. Therefore, the balances of these notes at December 31, 2018 was $0.  No gain or loss was recorded upon the conversion of the convertible notes.

Accounting for the Warrant Liabilities

The Company’s liability‑classified warrants were recorded as liabilities at their estimated fair value at the date of issuance, with the subsequent changes in estimated fair value recorded in derivative and warrant fair value adjustments in the Company’s Statements of Operations and Comprehensive Loss. The warrants, with a fair value of $4,474,122 at inception, were initially recorded as warrant liabilities on the Balance Sheets with a corresponding discount to the notes. The change in the estimated fair value of the warrant liabilities resulted in a fair value adjustment and is included in derivative and warrant fair value adjustments in the Statements of Operations and Comprehensive Loss. In conjunction with the IPO, the warrants automatically converted to warrants to purchase common stock. Therefore, upon IPO, the warrant liabilities were marked to fair market value and transferred to additional paid-in capital. Changes in the values of the warrant liabilities for the years ended December 31, 2017 and 2018 are summarized below:

	For the Year ended December 31,
	2017	2018
Fair value, beginning of period	$—	$2,462,859
Issuance of warrants	4,474,122	—
Change in fair value	(2,011,263)	(277,715)
Transfer to additional paid-in capital	—	(2,185,144)
Fair value, end of period	$2,462,859	$—

Assumptions Used in Determining Fair Value of Liability-classified Warrants

To estimate the fair value of the warrants, the Company used a combination of the Current Value Method, Option Pricing Method (“OPM”) and Black‑Scholes Option Pricing Model, in a Probability‑Weighted Expected Return Method (“PWERM”) context, or the Hybrid Method (“Hybrid Method”). The Company estimated the fair value of the most senior series of preferred stock and estimated the fair value of common stock in the various conversion scenarios. The Company used a Black‑Scholes option-pricing model to estimate the fair value of the warrants using the life of the warrants, assuming a sale of the Company does not occur, and the fair value of underlying equity values from the first step. The Company probability‑weighted each scenario to arrive at an estimated fair value of the warrants.

Depending upon the scenario, warrants could be exercised to purchase either common stock or the most senior series of preferred stock. To value the warrants in each scenario, the Company used either an OPM or the Black‑Scholes option-pricing model. The hybrid method is a useful alternative to explicitly modeling all PWERM scenarios in situations when the Company has transparency into one or more near‑term exits but is unsure about what will occur if the current plans fall through.

Key assumptions in the hybrid method include:

•	OPM‑various conversion scenarios
•	Probability
•	Timing (Each financing scenario)
•	Enterprise value
•	Type of Security
•	Estimated security value
•	Methodology of valuing warrant OPM

Accounting for the Derivative Liabilities

Management determined that the various conversion features discussed above represent, in substance, a put option (redemption feature) designed to provide the investor with a fixed monetary amount, settled in shares. Management determined that this put option and the contingent interest should be separated from the notes and accounted for as a compound derivative liability primarily because the notes were issued at a substantial discount because the warrants, put option, and the contingent interest meet the net settlement criterion. The compound derivative liabilities were initially recorded as derivative liabilities on the Balance Sheets and a corresponding discount to the notes. The change in the estimated fair value of the derivative liabilities for the year ended December 31, 2017 resulted in a fair value adjustment and is included in Derivative and Warrant Fair Value Adjustments in the Statements of Operations and Comprehensive Loss. As the estimated fair value of the derivative liabilities was $0 at December 31, 2017 and such derivatives did not exist as of December 31, 2018,  no fair value adjustment was recorded for the year ended December 31, 2018.

Changes in the values of the derivative liabilities for the years ended December 31, 2017 and 2018 are summarized below:

	For the Year ended December 31,
	2017	2018
Fair value, beginning of period	$—	$—
Issuance of derivatives	9,872,990	—
Change in fair value	(9,872,990)	—
Fair value, end of period	$—	$—

Assumptions Used in Determining Fair Value of Compound Bifurcated Derivative

The Company assessed the accounting for the convertible notes and determined that there were several embedded derivatives that required bifurcation from the host debt instrument at fair value in accordance with ASC 815, Derivatives and Hedging. These embedded derivatives are more like equity instruments, and thus not “clearly and closely related” to the economic characteristics of the convertible notes. Further, they were determined not to meet the definition of being indexed to the Company’s own stock due to the variable number of shares to be converted under different scenarios. When a host instrument has multiple embedded derivative features that require bifurcation, ASC 815 requires that they be bundled as one and accounted for separately from the convertible notes at fair value.

To determine the fair value of such derivatives, the Company compared (1) the expected payout from the different conversion scenarios upon their expected date of occurrence, discounted to present value at a risk‑free rate, to (2) the fair value of the convertible notes if it were paid in cash or converted into Series C‑1 on December 31, 2017. The difference between these two results represents the fair value of the bundled derivative.

First, the Company estimated the expected payout under the various conversion scenarios. The principal and accrued interest on the convertible notes were calculated through the expected payout date, and divided by the stated conversion price discount to determine the amount that would be paid upon occurrence of the event. The payoff from each scenario was then discounted to present value at the risk‑free rate and the Company probability‑weighted each scenario to arrive at the expected payout value for purposes of the valuation. Next, it was assumed that if conversion under the certain financing scenarios did not occur by December 31, 2017, it would be most advantageous for the investors to convert the convertible notes into Series C‑1 or request payment of principal and interest in cash. The value of the convertible notes under these scenarios was modeled using the OPM. The difference between the payout value under the various conversion scenarios and the value of the convertible notes under the OPM, assuming the convertible notes are not converted or paid until December 31, 2017, results in the fair value of the bundled derivative.

Accounting for the Beneficial Conversion Feature

The Company did not separate from the notes the conversion feature in which the holders may convert the principal and interest on the notes into shares of the Company’s Series C‑1 at $0.59808 per share if a qualified financing, as defined in the notes, had not occurred prior to December 31, 2017. The Company concluded that this conversion feature is a beneficial conversion feature that should be recognized separately and measured initially at its intrinsic value. Since the intrinsic value of this beneficial conversion feature is greater than the proceeds allocated to the notes, the amount of the discount assigned to the beneficial conversion feature is limited to the amount of the proceeds allocated to the notes. The Company recorded the beneficial conversion feature of $2,956,166,  $4,935,246, and $5,150,000 as additional paid-in capital upon issuance of the respective convertible notes and a corresponding discount to the notes on the Balance Sheet for the January and February Notes, July Notes and November Notes, respectively.

Scheduled annual maturities of long-term debt as of December 31, 2018 are as follows:

Year ending December 31:
2019	$416,989
2020	4,483,486
2021	4,410,660
Thereafter	3,000,000
Total	12,311,135
Less: Unamortized discount	(326,246)
Less: Unamortized debt issuance costs	(40,340)
Less: Current portion of long-term debt	(316,906)
$11,627,643